Exhibit 99.1

ENSYSCE BIOSCIENCES, INC. AND LEISURE ACQUISITION CORP. ANNOUNCE APPOINTMENT OF DAVE HUMPHREY AS CHIEF FINANCIAL OFFICER

New York, NY and San Diego, CA, February [18], 2021 - Ensysce Biosciences Inc. (“Ensysce”), a clinical stage pharmaceutical company developing medicines for severe pain relief to reduce fear of addiction, opioid misuse, abuse and overdose, and Leisure Acquisition Corp. (NASDAQ: LACQ) (“LACQ”) today announced the appointment of David Humphrey to Ensysce’s management team as its Chief Financial Officer.

Mr. Humphrey brings over 20 years of experience with development-stage companies as they progress toward product commercialization. Prior to joining Ensysce, Mr. Humphrey was Chief Financial Officer of Senomyx, Inc., a publicly-held biotechnology company which he led through an acquisition by Firmenich SA, a private Swiss multinational flavor and fragrance company.  As part of his responsibilities, he will oversee financial strategy and business expansion at Ensysce, in addition to assisting with Ensysce’s proposed business combination with LACQ.

“Ensysce is on a mission to develop innovative technologies that seek to combat drug abuse and overdose, primarily with respect to opioids, and to address the political and regulatory demands for new answers for analgesia. Opioid products continue to be necessary for many patients to lead normal lives including those with cancer pain, crippling arthritis and chronic back pain, as well as following certain surgeries. Ensysce, through its technologies, seeks to provide an option for both patients and prescribers that can reduce fear of addiction, stop abuse and stem overdose from these prescription products. Dave joins as we move to the next level of clinical activity to push our product through towards commercialization,” said Dr. Lynn Kirkpatrick, CEO of Ensysce. “Our proprietary TAAPTM oral pro-drug technology and MPARTM overdose protection, both unique to the industry, have demonstrated clinical results in their respective stages of clinical development that we expect will hold a prominent place in responsible prescribing of analgesics. We look forward to progressing these through clinical development so the public can benefit from these safer alternatives.”

Dr. Kirkpatrick continued, “In addition, we continue to search for ways to expand the potential uses for certain of our technologies. For example, we remain optimistic regarding the potential application of nafamostat as a treatment for COVID-19. In December 2020, we completed our Phase 1 safety study with oral nafamostat and intend to enter a Phase 2 efficacy study in COVID-19 subjects in the coming months. We expect that David’s experience will be invaluable as we work to secure funding to progress this effort and other similar efforts that may arise.”

“I look forward to working with the Ensysce team as we seek to bring solutions to our healthcare system.” said Mr. Humphrey. “My near-term focus will be to work with Lynn to provide business solutions within the organization to support our ongoing clinical trials. I am especially encouraged by the Fast-Track designation, and the recent grant awards from the National Institutes of Health through the National Institute on Drug Abuse that are supporting our overdose (MPARTM ) and opioid use disorder technology development. Both of these show the importance placed on our work by government agencies. I am also looking forward to working with LACQ on the proposed business combination as we seek to accelerate our strategic plan to deliver our technology and products to the medical community and value to our shareholders as a publicly-held company.”

About Ensysce Biosciences, Inc.

Ensysce’s TAAP™ chemical modifications overcome abuse, especially for the highly abused opioid and ADHD prescription drugs. As the use of opioids have risen sharply over the last two decades, rates of addiction and overdose deaths have dramatically increased. Drug overdose deaths are now the leading cause of accidental death in the U.S. Abuse Deterrent Formulation (ADF) and modifications of opioids have not stemmed this epidemic. Ensysce’s Trypsin Activated Abuse Protection (TAAP™) and Multi-Pill Abuse Resistance (MPAR™) products are anticipated to provide safe options to treat pain and provide a promise of halting opioid deaths. Ensysce’s TAAP™/MPAR™ platforms are covered by an extensive worldwide intellectual property portfolio for a wide array of prescription drug prodrug compositions. Additional information can be found at www.ensysce.com.

About Leisure Acquisition Corp.

LACQ is a blank check company formed for the purpose of effecting a merger or other business combination with a target company.  Leisure is led by Lorne Weil and Daniel Silvers and completed its Initial Public Offering in December 2017. Leisure is listed on the Nasdaq Capital Market (NASDAQ: LACQ).

Additional information can be found at www.leisureacq.com.

Important Information and Where to Find It

This press release relates to a proposed transaction between Ensysce and Leisure. This press release does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the transaction described herein, Leisure intends to file relevant materials with the SEC, including a registration statement on Form S-4, which will include a proxy statement/ prospectus. Promptly after the registration statement is declared effective by the SEC, Leisure will mail the definitive proxy statement/prospectus and a proxy card to each stockholder entitled to vote at the special meeting relating to the transaction. Investors and security holders of Leisure are urged to read these materials (including any amendments or supplements thereto) and any other relevant documents in connection with the transaction that Leisure will file with the SEC when they become available because they will contain important information about Leisure, Ensysce and the transaction. The preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other relevant materials in connection with the transaction (when they become available), and any other documents filed by Leisure with the SEC, may be obtained free of charge at the SEC’s website (www.sec.gov). The documents filed by Leisure with the SEC also may be obtained free of charge at Leisure’s website at www.leisureacq.com or upon written request to Leisure at 250 West 57th Street, Suite 415, New York, New York 10107, or by calling Leisure at (212) 565-6940.

Non-Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Leisure, the combined company or Ensysce, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Forward Looking Statements

Certain statements included in this press release that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements are sometimes accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding Ensysce’s business strategy, prospective milestones, cash resources and ability to obtain additional funding, current and prospective drug product candidates, planned clinical trials and preclinical activities and potential product approvals, as well as the potential for market acceptance of any approved products and the related market opportunity. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of the respective management teams of Ensysce and Leisure and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by an investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Ensysce and Leisure. These forward-looking statements are subject to a number of risks and uncertainties, including the risk that the potential product candidates that Ensysce develops may not progress through clinical development or receive required regulatory approvals within expected timelines or at all; the risk that clinical trials may not confirm any safety, potency or other product characteristics described or assumed in this press release; the risk that Ensysce will be unable to successfully market or gain market acceptance of its product candidates; the risk that Ensysce’s product candidates may not be beneficial to patients or successfully commercialized; the risk that Ensysce has overestimated the size of the target market, their willingness to try new therapies and the willingness of physicians to prescribe these therapies; the effects of competition on Ensysce’s business; the risk that third parties on which Ensysce depends for laboratory, clinical development, manufacturing and other critical services will fail to perform satisfactorily; the risk that Ensysce’s business, operations, clinical development plans and timelines, and supply chain could be adversely affected by the effects of health epidemics, including the ongoing COVID-19 pandemic; the risk that Ensysce will be unable to obtain and maintain sufficient intellectual property protection for its investigational products or will infringe the intellectual property protection of others; the potential inability of the parties to successfully or timely consummate the proposed business combination, including the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination or that the approval of the stockholders of Leisure is not obtained; the risk that Leisure is unable to maintain the listing of its securities on the Nasdaq stock market; the risk that proceeds from the $60 million forward equity purchase facility may be less than anticipated; the risk of failure to realize the anticipated benefits of the proposed business combination; the amount of redemption requests made by Leisure’s stockholders, and those factors discussed in Leisure’s Form 10-K for the year ended December 31, 2019, under the heading “Risk Factors,” and other documents Leisure has filed, or will file, with the SEC, including a registration statement on Form S-4 that will include a proxy statement/prospectus. If any of these risks materialize or Leisure’s and Ensysce’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Leisure nor Ensysce presently know, or that neither Leisure nor Ensysce currently believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements do not reflect Leisure’s or Ensysce’s expectations, plans or forecasts of future events and views as of the date of this press release. Neither Leisure nor Ensysce anticipate that subsequent events and developments will cause Leisure’s and Ensysce’s assessments to change. However, while Leisure and Ensysce may elect to update these forward-looking statements at some point in the future, Leisure and Ensysce specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Leisure’s or Ensysce’s assessments of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Contact:

For Ensysce: Lynn Kirkpatrick, PhD (CEO, Ensysce): +1 858-263-4196

For Leisure: George Peng (CFO, Leisure): +1 646 565 6940

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